UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen California Dividend Advantage Municipal Fund 2 (NVX, NVX PrA, NVX PrC)
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Important Notice to Fund Shareholders

October 16, 2012

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving this Joint Proxy Statement in connection with the annual shareholders meeting of the Nuveen closed-end funds listed at the top of the Notice of Annual Meeting of Shareholders (each a “Fund and collectively, the “Funds”). The following proposals will be considered:

(i)	the election of board members for each Fund (the list of specific nominees is contained in the enclosed Joint Proxy Statement); and

(ii)	the elimination of the current fundamental investment policy and adoption of a new fundamental investment policy regarding the ability to make loans by each Affected Municipal Fund (as defined in the Joint Proxy Statement) in order to update and conform such Funds’ policies with other Nuveen closed-end municipal funds.

Your Fund’s Board of Trustees/Directors (“Board”), including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Proposal Regarding New Fundamental Investment Policy Relating to Loans

Q.	Why are the Affected Municipal Funds proposing a change to their fundamental investment policies?

A.	The proposal is part of a multi-year effort to ensure that all of Nuveen’s municipal bond closed-end funds have a uniform and up-to-date set of investment policies that reflect the evolution and changes in the municipal bond market that have emerged over the past 20 years. The proposed changes are part of a more comprehensive “best practices” initiative on behalf of the funds that began more than three years ago.

Nuveen’s municipal bond closed-end funds have been brought to market at different intervals over the course of more than 20 years, and reflect various policies and investment capabilities prevalent at the time of their creation. The investment policies of older funds generally do not reflect subsequent developments in the municipal market, including new types of securities and investment strategies. Consequently, many of Nuveen’s more recently offered municipal bond closed-end funds feature investment capabilities not uniformly enjoyed by older municipal bond closed-end funds. The proposal set forth in the Joint Proxy Statement is designed to provide those funds with the same portfolio management tools currently available to Nuveen’s more recently offered funds.

Q.	What are the potential benefits of the new fundamental investment policy relating to loans for common shareholders of the Affected Municipal Funds?

A.

The proposed new fundamental investment policy would permit each Fund to make loans to the extent permitted by the securities laws. This would generally permit each Fund to lend up to 33 1/3% of its total assets. Among other things, this change is intended to provide each Affected Municipal Fund the flexibility to make loans in circumstances where a municipal issuer is in distress, if Nuveen Fund Advisors, Inc. believes that doing so would both:

(i)	facilitate a timely workout of the issuer’s situation in a manner which benefits that Fund; and

(ii)	be the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

A loan to an issuer in distress involves risk. In this circumstance, it is possible a Fund could lose its entire investment with an issuer as well as the amount loaned.

Q.	Was there a particular catalyst or portfolio concern prompting the loan policy proposal?

A.	This proposal is part of a broader policy initiative undertaken by Nuveen for the past several years. There are currently no identified credit situations within the complex where the use of this greater loan flexibility is intended or targeted. As stated in the Joint Proxy Statement, this policy change proposal reflects the broader intent to provide Nuveen’s municipal closed-end funds, including the Affected Municipal Funds, the same portfolio management flexibility already available to other funds with similar investment objectives within the Nuveen complex.

Q.	Does the loan policy proposal reflect a growing concern on Nuveen’s part over the state of municipal issuers?

A.	Nuveen’s portfolio management and research team is actively engaged in monitoring both macro issues impacting the municipal bond market as well as individual credit holdings held by the various Nuveen funds. The team regularly comments on the strength of the municipal bond market as well as provides in-depth research articles. Providing an Affected Municipal Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value, and, importantly, should not be viewed as a commentary on the state of the municipal bond market.

Q.	Have the Nuveen municipal closed-end funds participated in loans to municipal issuers in the past?

A.	Though such a loan situation in the municipal market is rare, it represents a more common workout practice in the corporate bond market. The most recent situation where a Nuveen fund with the flexibility to do so made a loan to an issuer facing a credit workout situation occurred approximately eight years ago. Since that time, a limited number of funds having a policy permitting the making of loans have considered doing so in particular workout situations, but ultimately determined to take other actions in pursuit of maximizing shareholder value.

Q.	Is this proposal in response to any past or current municipal credit litigation?

A.	This proposal is not related to any past or pending litigation.

Q.	If approved, do you know when/if you plan to employ this option?

A.	As stated in the Joint Proxy Statement, this policy is designed to provide each Affected Municipal Fund with the flexibility to make loans in circumstances where a municipal issuer is in distress if the adviser believes that doing so would both:

•	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and,

•	is the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Again, there are currently no identified credit situations within the complex where this option is intended or targeted.

Q.	Will this option impact how the underlying bonds should be valued?

A.	The Affected Municipal Funds will value a loan based on several factors that draw upon policies and procedures adopted and approved by each Fund’s Board that are able to value instruments issued in these types of situations. As with any investment, risks exist, and if the adviser is wrong, the valuation of a particular loan could be impacted and effect the value of the underlying bond held in the Fund. However, we would not expect that any loans would constitute a meaningful portion of a Fund’s total assets.

General

Q.	What actions are required in order to implement the new investment policy for each Affected Mutual Fund?

A.	In order to implement the new investment policy relating to the Fund’s ability to make loans and obtain the potential benefits described above, shareholders are being asked to approve the elimination of the existing fundamental policy and the implementation of the new replacement fundamental policy.

Q.	What happens if shareholders do not approve the elimination of the fundamental investment policy and/or do not approve the new investment policy?

A.	The Fund will not be able to implement the new investment policy as discussed above. The Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. Each Fund’s Board urges you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 209-5784 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Funds. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Notice of Annual Meeting of Shareholders November 14, 2012	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

October 16, 2012

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen California AMT-Free Municipal Income Fund (NKX)

Nuveen California Dividend Advantage Municipal Fund (NAC)

Nuveen California Dividend Advantage Municipal Fund 2 (NVX, NVX PrA, NVX PrC)

Nuveen California Dividend Advantage Municipal Fund 3 (NZH, NZH PrC, NZH PrA, NZH PrB)

Nuveen California Investment Quality Municipal Fund, Inc. (NQC)

Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)

Nuveen California Municipal Value Fund, Inc. (NCA)

Nuveen California Municipal Value Fund 2 (NCB)

Nuveen California Performance Plus Municipal Fund, Inc. (NCP)

Nuveen California Premium Income Municipal Fund (NCU, NCU PrC)

Nuveen California Quality Income Municipal Fund, Inc. (NUC)

Nuveen California Select Quality Municipal Fund, Inc. (NVC)

Nuveen Connecticut Premium Income Municipal Fund (NTC, NTC PrC, NTC PrD, NTC PrE, NTC PrF, NTC PrG)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG, NKG PrC, NKG PrD, NKG PrE)

Nuveen Maryland Premium Income Municipal Fund (NMY, NMY PrC, NMY PrD, NMY PrE, NMY PrF, NMY PrG, NMY PrH)

Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX, NGX PrC)

Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB, NMB PrC)

Nuveen Massachusetts Premium Income Municipal Fund (NMT, NMT PrC, NMT PrD)

Nuveen Missouri Premium Income Municipal Fund (NOM, NOM PrC)

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ, NXJ PrA)

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ, NUJ PrC)

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

Nuveen New Jersey Municipal Value Fund (NJV)

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

Nuveen North Carolina Premium Income Municipal Fund (NNC, NNC PrC, NNC PrD, NNC PrE, NNC PrF, NNC PrG)

Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM, NXM PrC)

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY, NVY PrC)

Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)

Nuveen Pennsylvania Municipal Value Fund (NPN)

Nuveen Texas Quality Income Municipal Fund (NTX, NTX PrC)

Nuveen Virginia Premium Income Municipal Fund (NPV, NPV PrC, NPV PrA, NPV PrD, NPV PrE)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”) and Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”), each a Minnesota corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities”), Nuveen California AMT-Free Municipal Income Fund (“California AMT-Free”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Municipal Value 2 (“California Value 2”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Connecticut Premium Income Municipal Fund (“Premium Income”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts AMT-Free Municipal Income Fund (“Massachusetts AMT Free”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen New Jersey Municipal Value Fund (“New Jersey Value”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Value”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts business trust (each a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Minnesota Funds and Massachusetts Funds are each, a “Fund” and collectively, the “Funds”), will be held in the principal executive offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, November 14, 2012, at 11:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Fund, except California Value, to elect ten (10) Board Members:

(i)	eight (8) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a single class.

b.	For California Value, to elect three (3) Board Members.

c.	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California Value 2, New Jersey Value and Pennsylvania Value, to elect four (4) Board Members:

(i)	two (2) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a single class.

d.	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California Value 2, New Jersey Value and Pennsylvania Value to elect three (3) Board Members.

2.	To approve the elimination of the fundamental investment policy and to approve the new fundamental investment policy for each Affected Municipal Fund (as defined in the Joint Proxy Statement).

(a)(i)	For shareholders of each Affected Municipal Fund, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(a)(ii)	For shareholders of each Affected Municipal Fund, the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(b)(i)	For shareholders of each Affected Municipal Fund, all shareholders voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

(b)(ii)	For shareholders of each Affected Municipal Fund, the Preferred Shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

3.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on September 17, 2012 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

October 16, 2012

This Joint Proxy Statement is first being mailed to shareholders on or about October 17, 2012.

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen California AMT-Free Municipal Income Fund (NKX)

Nuveen California Dividend Advantage Municipal Fund (NAC)

Nuveen California Dividend Advantage Municipal Fund 2 (NVX, NVX PrA, NVX PrC)

Nuveen California Dividend Advantage Municipal Fund 3 (NZH, NZH PrC, NZH PrA, NZH PrB)

Nuveen California Investment Quality Municipal Fund, Inc. (NQC)

Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)

Nuveen California Municipal Value Fund, Inc. (NCA)

Nuveen California Municipal Value Fund 2 (NCB)

Nuveen California Performance Plus Municipal Fund, Inc. (NCP)

Nuveen California Premium Income Municipal Fund (NCU, NCU PrC)

Nuveen California Quality Income Municipal Fund, Inc. (NUC)

Nuveen California Select Quality Municipal Fund, Inc. (NVC)

Nuveen Connecticut Premium Income Municipal Fund (NTC, NTC PrC, NTC PrD, NTC PrE, NTC PrF, NTC PrG)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG, NKG PrC, NKG PrD, NKG PrE)

Nuveen Maryland Premium Income Municipal Fund (NMY, NMY PrC, NMY PrD, NMY PrE, NMY PrF, NMY PrG, NMY PrH)

Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX, NGX PrC)

Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB, NMB PrC)

Nuveen Massachusetts Premium Income Municipal Fund (NMT, NMT PrC, NMT PrD)

Nuveen Missouri Premium Income Municipal Fund (NOM, NOM PrC)

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ, NXJ PrA)

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ, NUJ PrC)

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

Nuveen New Jersey Municipal Value Fund (NJV)

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

Nuveen North Carolina Premium Income Municipal Fund (NNC, NNC PrC, NNC PrD, NNC PrE, NNC PrF, NNC PrG)

Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM, NXM PrC)

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY, NVY PrC)

Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)

Nuveen Pennsylvania Municipal Value Fund (NPN)

Nuveen Texas Quality Income Municipal Fund (NTX, NTX PrC)

Nuveen Virginia Premium Income Municipal Fund (NPV, NPV PrC, NPV PrA, NPV PrD, NPV PrE)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), and Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”), each a Minnesota Corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities”), Nuveen California AMT-Free Municipal Income Fund (“California AMT-Free”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Municipal Value 2 (“California Value 2”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium Income”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts AMT-Free Municipal Income Fund (“Massachusetts AMT Free”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen New Jersey Municipal Value Fund (“New Jersey Value”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Value”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts Business Trust (each a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Massachusetts Funds and Minnesota Funds are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the principal executive offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, November 14, 2012, at 11:00 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the current fundamental investment policy and the adoption of a new fundamental investment policy for California Dividend Advantage 2, Massachusetts Premium Income and New Jersey Dividend Advantage 2 (each an “Affected Municipal Fund” and collectively, the “Affected Municipal Funds”). Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1(a)(i)	For each Minnesota Fund, except California Value, election of eight (8) Board Members by all shareholders.	X	X
1(a)(ii)	For each Minnesota Fund, except California Value, election of two (2) Board Members by Preferred Shares only.		X
1(b)	For California Value, election of three (3) Board Members by all shareholders.	X	N/A
1(c)(i)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California Value 2, New Jersey Value and Pennsylvania Value, election of four (4) Board Members by all shareholders.	X	X
1(c)(ii)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California Value 2, New Jersey Value and Pennsylvania Value, election of two (2) Board Members by Preferred Shares only.		X
1(d)	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California Value 2, New Jersey Value and Pennsylvania Value, election of three (3) Board Members by all shareholders.	X	N/A

Matter		Common Shares	Preferred Shares(1)
2(a)(i)	For each Affected Municipal Fund, all shareholders voting as a single class, to approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.	X	X
2(a)(ii)	For each Affected Municipal Fund, the Preferred Shares voting separately as a single class, to approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.		X
2(b)(i)	For each Affected Municipal Fund, all shareholders voting as a single class, to approve a new fundamental investment policy relating to the Fund’s ability to make loans.	X	X
2(b)(ii)	For each Affected Municipal Fund, the Preferred Shares voting separately as a single class, to approve a new fundamental investment policy relating to the Fund’s ability to make loans.		X

(1)	Municipal Term Preferred Shares for California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Connecticut Premium Income, Georgia Dividend Advantage 2, Maryland Premium Income, Massachusetts AMT-Free Massachusetts, Dividend Advantage, Massachusetts Premium Income, Missouri Premium Income, New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, North Carolina Premium Income, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Texas Quality Income and Virginia Premium Income; Variable Rate Demand Preferred Shares for California AMT-Free, California Dividend Advantage, California Investment Quality, California Market Opportunity, California Performance Plus, California Select Quality, California Quality Income, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Investment Quality, and Pennsylvania Premium Income 2 are referred to as “Preferred Shares.” California Value, California Value 2, New Jersey Value, Pennsylvania Value, Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Short Duration Credit Opportunities do not have any Preferred Shares outstanding.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except California Value, California Value 2, New Jersey Value, Pennsylvania Value, Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Short Duration Credit Opportunities), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies for the Affected Municipal Funds, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s Common Shares and Preferred Shares, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding Preferred Shares, voting as a separate class. For this purpose, a majority of the outstanding shares means, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Variable Rate Demand Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Variable Rate Demand Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Variable Rate Demand Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on September 17, 2012 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of September 17, 2012, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares
Floating Rate Income	JFR		N/A
Floating Rate Income Opportunity	JRO		N/A
Senior Income	NSL		N/A
Short Duration Credit Opportunities	JSD		N/A
California AMT-Free	NKX		Series 2	355
			Series 3	427
			Series 4	740
			Series 5	1,044

Fund	Ticker Symbol*	Common Shares	Preferred Shares
California Dividend Advantage	NAC		Series 1	1,362
California Dividend Advantage 2	NVX		NVX PrC	5,500,000
			NVX PrA	4,284,630
California Dividend Advantage 3	NZH		NZH PrC	8,625,000
			NZH PrA	2,700,000
			NZH PrB	4,629,500
California Investment Quality	NQC		Series 1	956
California Market Opportunity	NCO		Series 1	498
California Value	NCA		N/A
California Value 2	NCB		N/A
California Performance Plus	NCP		Series 1	810
California Premium Income	NCU		NCU PrC	3,525,000
California Quality Income	NUC		Series 1	1,581
California Select Quality	NVC		Series 1	1,589
Connecticut Premium Income	NTC		NTC PrC	1,830,000
			NTC PrD	1,778,000
			NTC PrE	2,047,000
			NTC PrF	1,695,000
			NTC PrG	3,200,000
Georgia Dividend Advantage 2	NKG		NKG PrC	3,226,500
			NKG PrD	2,834,000
			NKG PrE	1,434,000
Maryland Premium Income	NMY		NMY PrC	3,877,500
			NMY PrD	3,581,800
			NMY PrE	2,648,500
			NMY PrF	2,730,000
			NMY PrG	2,070,000
			NMY PrH	1,706,600
Massachusetts AMT-Free	NGX		NGX PrC	2,207,500
Massachusetts Dividend Advantage	NMB		NMB PrC	1,472,500
Massachusetts Premium Income	NMT		NMT PrC	2,021,000
			NMT PrD	1,643,500
Missouri Premium Income	NOM		NOM PrC	1,788,000
New Jersey Dividend Advantage	NXJ		NXJ PrA	4,486,100
New Jersey Dividend Advantage 2	NUJ		NUJ PrC	3,505,000
New Jersey Investment Quality	NQJ		Series 1	1,443
New Jersey Value	NJV		N/A
New Jersey Premium Income	NNJ		Series 1	886
North Carolina Premium Income	NNC		NNC PrC	2,430,000
			NNC PrD	2,553,500
			NNC PrE	1,660,000
			NNC PrF	2,970,000
			NNC PrG	2,872,500
Pennsylvania Value	NPN		N/A
Pennsylvania Dividend Advantage	NXM		NXM PrC	2,319,000

Fund	Ticker Symbol*	Common Shares	Preferred Shares
Pennsylvania Dividend Advantage 2	NVY		NVY PrC	2,455,000
Pennsylvania Investment Quality	NQP		Series 1	1,125
Pennsylvania Premium Income 2	NPY		Series 1	1,000
Texas Quality Income	NTX		NTX PrC	7,092,000
Virginia Premium Income	NPV		NPV PrC	3,220,500
			NPV PrA	2,920,300
			NPV PrD	2,280,000
			NPV PrE	4,320,000

*	The Common Shares of all of the Funds are listed on the NYSE MKT, except JRO, NSL, JSD, JFR, NAC, NQC, NCO, NCA, NCP, NUC, NVC, NTC, NMY, NMT, NNC, NQJ, NNJ, NQP, NPY, NTX and NPV, which are listed on the New York Stock Exchange (“NYSE”). The Preferred Shares of all of the Funds with MuniFund Term Preferred Shares are listed on the NYSE, except for NMB PrC shares which are listed on the NYSE MKT.

1.	Election of Board Members

Minnesota Funds

At the Annual Meeting of each Minnesota Fund, except California Value, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value, its Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For California Value, three (3) Board Members are nominated to be elected at this Annual Meeting.

(a)	For each Minnesota Fund, except California Value:

(i)	Eight (8) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	Two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

(b)	For California Value: Three (3) Board Members are to be elected by all shareholders.

With respect to California Value, Board Members Bremner, Evans, and Schneider have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert, Toth, Hunter, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified.

Massachusetts Funds

Pursuant to the organizational documents of each Massachusetts Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Fund, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(c)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California Value 2, New Jersey Value and Pennsylvania Value:

(i)	Two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner and Evans have been designated as Class III Board Members and as nominees for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert, Toth, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Stockdale, Stone and Stringer have been designated Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified.

(ii)	Two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(d)	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California Value 2, New Jersey Value and Pennsylvania Value: Three (3) Board Members are to be elected by all shareholders.

Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert, Toth, Hunter, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Hunter, Stockdale, Stone and Stringer have been designated Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Fund, except for California Value, each Board Member was last elected to each Fund’s Board at the annual meeting of shareholders held on November 15, 2011 and adjourned to December 16, 2011.

For California Value, Board Members Amboian, Kundert and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011 and adjourned to December 16, 2011. Board Members Hunter, Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010. Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on November 30, 2009.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California Value 2, New Jersey Value and Pennsylvania Value, Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010 and, for California Premium Income, Missouri Premium Income and Texas Quality Income, adjourned to January 6, 2011.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California AMT-Free, California Value 2, Connecticut Premium Income, Georgia Dividend Advantage 2, Massachusetts AMT-Free, New Jersey Value, North Carolina Premium Income and Pennsylvania Value, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011 and adjourned to December 16, 2011. For Connecticut Premium Income, Georgia Dividend Advantage 2, Massachusetts AMT-Free and North Carolina Premium Income, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on December 16, 2011 and adjourned to January 31, 2012. For California AMT-Free, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on February 24, 2012. For Floating Rate Income, Floating Rate Income Opportunity and Senior Income, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, Maryland Premium Income, California

Value 2, New Jersey Value and Pennsylvania Value, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010. For Maryland Premium Income, Board Members Bremner and Evans were last elected to each Fund’s Board at the annual meeting of shareholders held on November 30, 2009. For Floating Rate Income, Floating Rate Income Opportunity and Senior Income, Board Members Bremner,Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 30, 2009.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Short Duration Credit Opportunities, California Value 2, New Jersey Value and Pennsylvania Value, Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on November 15, 2011 and adjourned to December 16, 2011.

For California Value 2, New Jersey Value and Pennsylvania Value, all of the Board Members were elected by the initial shareholder of the Funds, Nuveen Fund Advisors, Inc. f/k/a Nuveen Asset Management (the “Adviser”), on February 26, 2009 and Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011. Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010. For Floating Rate Income, Floating Rate Income Opportunity and Senior Income, Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010.

On January 1, 2011, Ms. Stringer was appointed as a Board Member for each Fund except Short Duration Credit Opportunities, and designated as a Class I Board Member with respect to California Value and each Massachusetts Fund.

For Short Duration Credit Opportunities each Board Member was elected by the initial shareholder of the Fund, the Adviser, on May 23, 2011.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of Board and Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996, Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996). Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	217	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	217	Director (since 2004) of Xerox Corporation

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	217	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217	Director, Chicago Board Options Exchange (since 2006).

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former owner and president, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	217	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004- 2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	217	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominee/Board Member who is an interested person of the Funds

John P. Amboian(4) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, Inc., to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of each Fund’s Adviser.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of January 31, 2012 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of January 31, 2012 is set forth in Appendix A. On January 31, 2012, Board Members and executive officers as a group beneficially owned approximately 1,300,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of September 17, 2012, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of September 17, 2012, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of September 17, 2012, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Prior to January 1, 2012, each Independent Board Member receives a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

Effective January 1, 2012, each Independent Board Member receives a $130,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year:

Aggregate Compensation from the Funds(1)
Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

Floating Rate Income	$2,777	$2,139	$1,966	$2,038	$2,253	$2,090	$2,128	$1,925	$2,294
Floating Rate Income Opportunity	1,732	1,335	1,227	1,272	1,405	1,304	1,326	1,201	1,431
Senior Income	1,088	838	771	799	883	819	833	754	899
Short Duration Credit Opportunities	930	905	639	685	760	887	706	639	959
California AMT-Free	429	329	304	329	335	327	327	304	336
California Dividend Advantage	1,642	1,258	1,221	1,310	1,279	1,262	1,235	1,146	1,273
California Dividend Advantage 2	1,238	879	854	913	885	980	864	804	890
California Dividend Advantage 3	1,934	1,339	1,300	1,391	1,349	1,539	1,316	1,224	1,355
California Investment Quality	1,056	815	792	847	821	818	801	745	825
California Market Opportunity	601	460	425	461	469	457	457	425	471
California Value	841	638	615	683	649	639	626	579	646
California Value 2	178	134	123	139	138	133	133	123	138
California Performance Plus	969	748	727	777	753	750	735	684	757
California Premium Income	423	324	300	325	330	322	322	300	332
California Quality Income	1,774	1,369	1,330	1,422	1,379	1,373	1,345	1,251	1,385
California Select Quality	1,798	1,387	1,348	1,441	1,397	1,392	1,363	1,268	1,404
Connecticut Premium Income	417	309	286	310	331	309	317	286	331
Georgia Dividend Advantage 2	351	261	241	261	279	261	267	241	279
Maryland Premium Income	847	628	582	629	674	628	645	582	672
Massachusetts AMT-Free	225	167	155	167	179	167	171	155	178
Massachusetts Dividend Advantage	157	116	108	117	125	116	119	108	124
Massachusetts Premium Income	388	288	266	288	308	288	295	266	308
Missouri Premium Income	181	135	125	135	144	135	138	125	144

Aggregate Compensation from the Funds(1)
Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

New Jersey Dividend Advantage	$510	$379	$351	$379	$406	$379	$388	$351	$405
New Jersey Dividend Advantage 2	365	271	251	271	291	271	278	251	290
New Jersey Investment Quality	1,604	1,201	1,151	1,214	1,269	1,210	1,221	1,102	1,272
New Jersey Value	86	63	58	65	68	63	65	58	67
New Jersey Premium Income	982	735	705	743	777	741	748	675	779
North Carolina Premium Income	521	387	358	387	415	387	397	358	414
Pennsylvania Value	67	49	45	51	53	49	50	45	53
Pennsylvania Dividend Advantage	262	195	180	195	209	195	200	180	208
Pennsylvania Dividend Advantage 2	287	213	198	214	229	213	219	198	228
Pennsylvania Investment Quality	1,284	961	922	972	1,016	969	977	882	1,019
Pennsylvania Premium Income 2	1,179	883	846	892	933	889	897	810	935
Texas Quality Income	780	598	553	600	609	594	595	553	612
Virginia Premium Income	712	528	489	529	566	528	542	489	565
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	329,731	260,124	218,576	244,966	259,415	248,033	245,650	175,000	263,891

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Floating Rate Income	$410	$540	$974	$2,038	$1,202	$1,262	$—	$—	$—
Floating Rate Income Opportunity	256	337	601	1,272	757	788	—	—	—
Senior Income	161	212	378	799	475	495	—	—	—
Short Duration Credit Opportunities	37	53	—	191	206	126	—	—	—
California AMT-Free	—	—	—	—	—	—	—	—	—
California Dividend Advantage	253	325	1,221	1,310	—	707	—	—	—

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
California Dividend Advantage 2	$189	$227	$854	$913	$—	$546	$—	$—	$—
California Dividend Advantage 3	295	345	1,300	1,391	—	857	—	—	—
California Investment Quality	162	210	792	847	—	457	—	—	—
California Value	129	164	615	683	—	357	—	—	—
California Performance Plus	149	193	727	777	—	420	—	—	—
California Quality Income	272	353	1,330	1,422	—	768	—	—	—
California Select Quality	276	358	1,348	1,441	—	778	—	—	—
Connecticut Premium Income	—	—	—	—	—	—	—	—	—
Georgia Dividend Advantage 2	—	—	—	—	—	—	—	—	—
New Jersey Investment Quality	241	309	902	1,214	340	702	—	—	—
New Jersey Premium Income	147	189	552	743	209	430	—	—	—
North Carolina Premium Income	—	—	—	—	—	—	—	—	—
Pennsylvania Investment Quality	193	247	722	972	273	562	—	—	—
Pennsylvania Premium Income 2	177	227	663	892	250	516	—	—	—

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix D. The number of Audit Committee Meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of Funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider,

Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive

Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a Member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a Member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and the Iowa College Foundation. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business (June 2003-June 2006). From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve

Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is Director and President of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a Member of the Community Advisory Board of the National City Bank in Dayton as well as a former Member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a Member of the Business Advisory Council for the University of Dayton College of Business and a Member of the Mid-America Health System Board. Mr. Schneider was an Independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science degree in Community Planning from the University of Cincinnati and a Masters of Public Administration degree from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a Member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the Independent Chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past Board Chair of the Oak Leaf Trust, Director of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a Director and former Board Chair of the Minnesota Opera and a Life Trustee and former Board Member of the Voyageur Outward Bound School. She also served as a Trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as Board Chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. since 2008 and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in

1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship and the Mather Foundation, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms. For each Minnesota Fund except California Value, all Board Members are elected annually. For each Massachusetts Fund, and California Value, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term/Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co- General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	217

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term/Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term/Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	117

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term/Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); Managing Director — Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term/Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	217

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term/Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (since 2005) of Nuveen Fund Advisors, Inc.; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	217

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term/Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006- 2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	217

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term/Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President (since 2008 and Assistant Secretary (since 2003), of Nuveen Fund Advisors, Inc.; formerly, Vice President, of Nuveen Securities, LLC;	217

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term/Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term/Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	217

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

2.	Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policies for each Affected Municipal Fund

Each Affected Municipal Fund has adopted a fundamental investment policy relating to the Fund’s ability to make loans (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can be changed only by shareholder vote. The Current Fundamental Policy adopted by each Affected Municipal Fund reflects industry and other market conditions present at the time of the inception of each such Fund.

As a general matter, Nuveen’s municipal closed-end funds are seeking to adopt a uniform set of investment policies (together, the “New Investment Policies,” and each, a “New Investment Policy”). Investment policies currently vary across otherwise-similar Nuveen municipal closed-end funds, reflecting evolving markets and guidelines as the different funds were launched over the past 20 years. As part of a continuing broader “best practices” initiative begun approximately three years ago, all Nuveen municipal closed-end funds, including the Affected Municipal Funds, are seeking to adopt a uniform set of investment policies that reflect municipal market and regulatory developments over time.

The proposed New Investment Policy with respect to loans would permit the Affected Municipal Funds to make loans to the extent permitted by securities laws. Among other things, this change is intended to provide each Affected Municipal Fund with the flexibility to make loans in circumstances where a municipal issuer is in distress, if the Adviser believes that doing so would both:

•	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and

•	be or represent the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Conforming and updating these investment policies is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of the Affected Municipal Funds’ investment objectives. Providing an Affected Municipal Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value and should not be viewed as a commentary on the state of the municipal bond market or as indicative of an immediate need or desire to make a loan to an issuer facing a credit workout situation.

In order to implement the New Investment Policy, each Affected Municipal Fund must change its Current Fundamental Policy, which change requires your approval. In particular, shareholders must first approve the elimination of their Affected Municipal Fund’s Current Fundamental Policy as well as the implementation of the New Investment Policy.

The primary purposes of these changes are to provide the Affected Municipal Funds with increased flexibility in diversifying portfolio risks and optimizing returns on current investments in order to pursue the preservation of and possible growth of capital which, if successful, will help to sustain and build net asset value, and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies.

The Board has unanimously approved, and unanimously recommends, the approval by shareholders of each Affected Municipal Fund, the elimination of the Current Fundamental Policy of each Affected Municipal Fund and the approval of the New Investment Policy, described below.

2.	For each Affected Municipal Fund:

(a)	Elimination of Fundamental Policy Relating to Making Loans: The Current Fundamental Policy with respect to making loans, and which is proposed to be eliminated, provides that the respective Affected Municipal Fund shall not:

Make loans, other than by entering into repurchase agreements and through the purchase of [Municipal Obligations/municipal bonds] or [temporary/short-term] investments in accordance with its investment objectives, policies and limitations.

(b)	Approval of New Investment Policy Relating to Making Loans: It is proposed that each Affected Municipal Fund adopt a New Investment Policy with respect to making loans. The adoption of the following New Investment Policy for each Affected Municipal Fund is contingent on shareholder approval of the elimination of that Fund’s Current Fundamental Policy with respect to making loans, as reflected in 2(a) above. The proposed New Investment Policy provides that each Affected Municipal Fund shall not:

Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

The Affected Municipal Funds have no current intentions of seeking exemptive relief under the Investment Company Act of 1940, as amended, for the purpose of making loans. If such relief was sought, there is no guarantee that it would be granted.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Affected Municipal Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Affected Municipal Fund to approve the elimination of the Current Fundamental Policy and vote to approve the New Fundamental Policy.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Floating Rate Income	$51,100	$27,000	$32,000	$18,000	$0	$0	$0	$0	$0	$0	$0	$8,000	$0	$0
Floating Rate Income Opportunity	51,100	27,000	32,000	18,000	0	0	0	0	0	0	0	8,000	0	0
Senior Income	51,100	27,000	32,000	18,000	0	0	0	0	0	0	0	8,000	0	0
Short Duration Credit Opportunities(5)	25,550	27,000	6,000	0	0	0	0	0	0	0	0	0	0	0
California AMT-Free	18,200	21,200	1,500	0	0	0	0	0	0	0	0	0	0	0
California Dividend Advantage	18,200	21,200	6,250	1,500	0	0	0	0	0	0	850	0	0	0
California Dividend Advantage 2	18,200	21,200	6,250	12,500	0	0	0	0	0	0	850	0	0	0
California Dividend Advantage 3	18,200	21,200	0	25,000	0	0	0	0	0	0	850	0	0	0
California Investment Quality	18,200	21,200	0	0	0	0	0	0	0	0	3,400	0	0	0
California Market Opportunity	18,200	21,200	1,500	0	0	0	0	0	0	0	850	0	0	0
California Value	18,200	16,200	0	0	0	0	0	0	0	0	0	0	0	0
California Value 2	18,200	16,200	0	0	0	0	0	0	0	0	0	0	0	0
California Performance Plus	18,200	21,200	0	0	0	0	0	0	0	0	3,400	0	0	0
California Premium Income	18,200	21,200	12,500	0	0	0	0	0	0	0	850	0	0	0
California Quality Income	18,200	21,200	1,500	0	0	0	0	0	0	0	2,550	0	0	0
California Select Quality	18,200	21,200	1,500	0	0	0	0	0	0	0	2,550	0	0	0

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Connecticut Premium Income	$18,200	$21,200	$12,500	$0	$0	$0	$0	$0	$0	$0	$850	$0	$0	$0
Georgia Dividend Advantage 2	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Maryland Premium Income	18,200	21,200	12,500	0	0	0	0	0	0	0	850	0	0	0
Massachusetts AMT-Free	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Massachusetts Dividend Advantage	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Massachusetts Premium Income	18,200	21,200	12,500	0	0	0	0	0	0	0	850	0	0	0
Missouri Premium Income	18,200	21,200	12,500	0	0	0	0	0	0	0	850	0	0	0
New Jersey Dividend Advantage	18,200	21,200	6,250	6,250	0	0	0	0	0	0	850	0	0	0
New Jersey Dividend Advantage 2	18,200	21,200	12,500	0	0	0	0	0	0	0	850	0	0	0
New Jersey Investment Quality	18,200	21,200	1,500	0	0	0	0	0	0	0	1,700	0	0	0
New Jersey Value	18,200	16,200	0	0	0	0	0	0	0	0	0	0	0	0
New Jersey Premium Income	18,200	21,200	1,500	0	0	0	0	0	0	0	1,700	0	0	0
North Carolina Premium Income	18,200	21,200	12,500	0	0	0	0	0	0	0	850	0	0	0
Pennsylvania Dividend Advantage	18,200	21,200	12,500	0	0	0	0	0	0	0	850	0	0	0
Pennsylvania Dividend Advantage 2	18,200	21,200	12,500	0	0	0	0	0	0	0	850	0	0	0
Pennsylvania Investment Quality	18,200	21,200	1,500	0	0	0	0	0	0	0	850	0	0	0
Pennsylvania Premium Income 2	18,200	21,200	1,500	0	0	0	0	0	0	0	850	0	0	0
Pennsylvania Value	18,200	16,200	0	0	0	0	0	0	0	0	0	0	0	0
Texas Quality Income(6)	18,200	21,200	6,250	0	0	0	0	0	0	0	850	0	0	0
Virginia Premium Income	18,200	21,200	12,500	20,000	0	0	0	0	0	0	850	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

(5)	The Fund commenced on May 26, 2011.

(6)	Fund changed fiscal year from July to February in 2011.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Floating Rate Income	$0	$8,000	$0	$0	$0	$0	$0	$8,000
Floating Rate Income Opportunity	0	8,000	0	0	0	0	0	8,000
Senior Income	0	8,000	0	0	0	0	0	8,000
Short Duration Credit Opportunities(1)	0	0	0	0	0	0	0	0
California AMT-Free	0	0	0	0	0	0	0	0
California Dividend Advantage	850	0	0	0	0	0	850	0
California Dividend Advantage 2	850	0	0	0	0	0	850	0
California Dividend Advantage 3	850	0	0	0	0	0	850	0
California Investment Quality	3,400	0	0	0	0	0	3,400	0
California Market Opportunity	850	0	0	0	0	0	850	0
California Value	0	0	0	0	0	0	0	0
California Value 2	0	0	0	0	0	0	0	0
California Performance Plus	3,400	0	0	0	0	0	3,400	0
California Premium Income	850	0	0	0	0	0	850	0
California Quality Income	2,550	0	0	0	0	0	2,550	0
California Select Quality	2,550	0	0	0	0	0	2,550	0
Connecticut Premium Income	850	0	0	0	0	0	850	0
Georgia Dividend Advantage 2	0	0	0	0	0	0	0	0
Maryland Premium Income	850	0	0	0	0	0	850	0
Massachusetts AMT-Free	0	0	0	0	0	0	0	0
Massachusetts Dividend Advantage	0	0	0	0	0	0	0	0
Massachusetts Premium Income	850	0	0	0	0	0	850	0

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Missouri Premium Income	$850	$0	$0	$0	$0	$0	$850	$0
New Jersey Dividend Advantage	850	0	0	0	0	0	850	0
New Jersey Dividend Advantage 2	850	0	0	0	0	0	850	0
New Jersey Investment Quality	1,700	0	0	0	0	0	1,700	0
New Jersey Value	0	0	0	0	0	0	0	0
New Jersey Premium Income	1,700	0	0	0	0	0	1,700	0
North Carolina Premium Income	850	0	0	0	0	0	850	0
Pennsylvania Dividend Advantage	850	0	0	0	0	0	850	0
Pennsylvania Dividend Advantage 2	850	0	0	0	0	0	850	0
Pennsylvania Investment Quality	850	0	0	0	0	0	850	0
Pennsylvania Premium Income 2	850	0	0	0	0	0	850	0
Pennsylvania Value	0	0	0	0	0	0	0	0
Texas Quality Income(2)	850	0	0	0	0	0	850	0
Virginia Premium Income	850	0	0	0	0	0	850	0

(1)	The Fund commenced on May 26, 2011.

(2)	Fund changed fiscal year from July to February starting in 2011.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: Scott Caraher, a Portfolio Manager of the Funds, made a late filing on Form 3 with respect to Floating Rate Income Opportunity and Senior Income. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2013, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 19, 2013. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than September 2, 2013 or prior to August 18, 2013. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

With respect to routine items, such as the election of Board Members, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. For non-routine items, such as updating investment policies, the costs in connection with the solicitation of proxies will be paid by the Funds subject to such non-routine items based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The fiscal year end is: February 28 for California AMT-Free, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment

Quality, California Market Opportunity, California Value, California Value 2, California Performance Plus, California Premium Income, California Quality Income, California Select Quality and Texas Quality Income; April 30 for New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Value, New Jersey Premium Income, Pennsylvania Value, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality and Pennsylvania Premium Income 2; May 31 for Connecticut Premium Income, Georgia Dividend Advantage 2, Massachusetts AMT-Free, Massachusetts Dividend Advantage, Massachusetts Premium Income, Missouri Premium Income, North Carolina Premium Income and Virginia Premium Income; and July 31 for Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Short Duration Credit Opportunities.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 14, 2012:

Each Fund’s Proxy Statement is available at www.nuveenproxy.com/proxyinfo/CEF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

In the absence of a quorum, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. Failure of a quorum of any Fund to be present at the Annual Meeting will necessitate adjournment and will subject the applicable Fund to additional expense. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. If a quorum is present and a Fund has not received enough votes by the time of the Annual Meeting to approve a proposal, the shareholders of the Fund present in person or by proxy and entitled to vote at the Annual Meeting may propose that such Annual Meeting be adjourned one or more times with respect to such Fund to permit further solicitation of proxies. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders whether or not a quorum is present. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

October 16, 2012

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of January 31, 2012. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Board Member Nominees	Floating Rate Income	Floating Rate Income Opportunity	Senior Income	Short Duration Credit Opportunities	California AMT-Free	California Premium Advantage	California Dividend Advantage	California Dividend Advantage 2	California Dividend Advantage 3	California Investment Quality	California Market Opportunity	California Value

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$10,001- $50,000	$0	$50,001- $100,000	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member Nominees	California Value 2	California Performance Plus	California Premium Income	California Quality Income	California Select Quality	Connecticut Premium Income	Georgia Dividend Advantage 2	Maryland Premium Income	Massachusetts AMT-Free	Massachusetts Dividend Advantage	Massachusetts Premium Income	Missouri Premium Income	New Jersey Dividend Advantage	New Jersey Dividend Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member Nominees	New Jersey Investment Quality	New Jersey Value	New Jersey Premium Income	North Carolina Premium Income	Pennsylvania Dividend Advantage	Pennsylvania Dividend Advantage 2	Pennsylvania Investment Quality	Pennsylvania Premium Income 2	Pennsylvania Value	Texas Quality Income	Virginia Premium Income	Aggregate Range of Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000

Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of January 31, 2012. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	Floating Rate Income	Floating Rate Income Opportunity	Senior Income	Short Duration Credit Opportunities	California AMT-Free	California Dividend Advantage	California Dividend Advantage 2	California Dividend Advantage 3	California Investment Quality	California Market Opportunity	California Value	California Value 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	1,600	0	10,000	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	1,600	0	10,000	0	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	California Performance Plus	California Premium Income	California Quality Income	California Select Quality	Connecticut Premium Income	Georgia Dividend Advantage 2	Maryland Premium Income	Massachusetts Dividend Advantage	Massachusetts Premium Income	Missouri Premium Income	New Jersey Dividend Advantage	New Jersey Dividend Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	New Jersey Investment Quality	New Jersey Value	New Jersey Premium Income	North Carolina Premium Income	Pennsylvania Dividend Advantage	Pennsylvania Dividend Advantage 2	Pennsylvania Investment Quality	Pennsylvania Premium Income 2	Pennsylvania Value	Texas Quality Income	Virginia Premium Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund*

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

Floating Rate Income (JFR) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	8,140,751	17.0%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Floating Rate Income Opportunity (JRO) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	6,392,308	21.40%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Senior Income (NSL) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	5,144,903	16.30%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Short Duration Credit Opportunities (JSD) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,810,969	18.10%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California AMT-Free (NKX) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	6,135,982	14.70%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Dividend Advantage (NAC) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,460,933	10.50%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Dividend Advantage 2 (NVX) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	1,105,764	25.81%

(NVX) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,601,195	10.90%

	First Trust Advisors L.P.(a) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(a) 1001 Warrenville Road Lisle, IL 60532

California Dividend Advantage 3 (NZH) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	1,278,625	27.62%

(NZH) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,576,070	10.70%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Investment Quality (NQC) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,366,350	10.00%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Market Opportunity (NCO) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	534,950	6.60%

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Value (NCA) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,682,768	6.70%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Value 2 (NCA) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	348,184	10.60%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Performance Plus (NCP) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,329,445	10.30%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Premium Income (NCU) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	273,708	7.76%

(NCU) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	330,972	5.80%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

California Quality Income (NUC) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,588,670	7.20%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Select Quality (NVC) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,893,282	8.20%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Connecticut Premium Income (NTC) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	134,425	7.35%

Georgia Dividend Advantage 2 (NKG) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	402,227	12.47%

Maryland Premium Income (NMY) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	277,547	7.16%

Massachusetts Dividend Advantage (NMB) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	188,259	12.78%

Massachusetts Premium Income (NMT) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	174,586	8.64%

New Jersey Dividend Advantage (NXJ) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	669,430	10.20%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

New Jersey Dividend Advantage 2 (NUJ) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	275,053	7.85%

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

(NUJ) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	472,266	10.40%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

New Jersey Value (NJV) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	285,958	10.20%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

New Jersey Premium Income (NNJ) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	813,761	6.80%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

North Carolina Premium Income (NNC) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	164,270	6.43%

Texas Quality Income (NTX) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	1,067,201	15.05%

Virginia Premium Income (NPV) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	312,250	10.69%

*	The information contained in this table is based on Schedule 13G filings made on or before September 17, 2012.

(a)	First Trust Portfolios L.P., First Trust Advisors, L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

Variable Rate Demand Preferred Shares (“VRDP Shares”) are designed to be eligible for purchase by money market funds. Based on information provided by remarketing agents for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of these VRDP Shares associated with fund complexes indentified by the remarketing agents, other than with respect to the Vanguard complex, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: California AMT-Free (Series 2): Schawb (177 shares (49.9%)), Federated (178 shares (50.1%)); California AMT-Free (Series 3): JPMorgan (265 shares (62.1%)), Bank of America (162 shares (37.9%)); California AMT-Free (Series 4): JP Morgan (200 shares (27.0%)), Schwab (200 shares (27.0%)), Vanguard (270 shares (36.5%)), Morgan Stanley (70 shares (9.5%)); California AMT-Free (Series 5): JPMorgan (522 shares (50%)), Schwab (522 shares (50%)); California Dividend Advantage: JPMorgan (662 shares (48.6%)), Schwab (600 shares (44.1%)), Deutsche Bank (100 shares (7.3%)); California Investment Quality: Blackrock (100 shares (10.5%)), JP Morgan (100 shares (10.5%)), Morgan Stanley (100 shares (10.5%)), Bank of America Global (116 shares (12.1%)), Vanguard (180 shares (18.8%)), Federated (180 shares (18.8%)), Schwab (180 shares (18.8%)); California Market Opportunity: Schwab (298 shares (59.8%)), Morgan Stanley (200 shares (40.2%)); California Performance Plus: JP Morgan (175 shares (21.6%)), Schwab (150 shares (18.5%)), Vanguard (150 shares (18.5%)), Federated (150 shares (18.5%)), Bank of America Global (100 shares (12.4%)), Morgan Stanley (85 shares (10.5%)); California Quality Income: Blackrock (150 shares (9.5%)), JP Morgan (310 shares (19.6%)), Schwab (310 shares (19.6%)), Vanguard (260 shares (16.4%)), Federated (210 shares (13.3%)), Bank of America Global (341 shares (21.6%)); California Select Quality: Blackrock (100 shares (6.3%)), JP Morgan (360 shares (22.6%)), Schwab (359 shares (22.6%)), Vanguard (260 shares (16.4%)), Federated (260 shares (16.4%)), Bank of America Global (150 shares (9.4%)), Morgan Stanley (100 shares (6.3%)); New Jersey Investment Quality: Blackrock (80 shares (5.5%)), JP Morgan (250 shares (17.3%)), Schwab (300 shares (20.8%)), Vanguard (300 shares (20.8%)), Federated (300 shares (20.8%)), Bank of America Global (213 shares (14.8%)); New Jersey Premium Income: Blackrock (40 shares (4.5%)), JP Morgan (146 shares (16.5%), Schwab (200 shares (22.6%)), Vanguard (200 shares (22.6%)), Federated (200 shares (22.6%)), Bank of America Global (100 shares (11.3%)); Pennsylvania Investment Quality: Blackrock (60 shares (5.3%)), JP Morgan (175 shares (15.6%)), Schwab (250 shares, (22.2%)), Vanguard (250 shares (22.2%)), Federated (250 shares (22.2%)), Bank of America Global (140 shares (12.4%)); Pennsylvania Premium Income 2: (Blackrock 50 shares (5.0%)), JP Morgan (140 shares (14.0%)), Schwab (220 shares (22.2%)), Vanguard (220 shares (22.2%), Federated (220 shares (22.2%)), and Bank of America Global (150 shares (15%)).

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee Meeting
Floating Rate Income	6	3	0	5	6	4	6	1
Floating Rate Income Opportunity	6	3	0	5	6	4	6	1
Senior Income	6	3	0	5	6	4	6	1
Short Duration Credit Opportunities	6	3	0	5	6	4	6	1
California AMT-Free	6	7	0	4	6	4	6	0
California Dividend Advantage	6	7	1	4	6	4	6	0
California Dividend Advantage 2	6	7	1	4	6	4	6	0
California Dividend Advantage 3	6	7	2	4	6	4	6	0
California Investment Quality	6	7	0	4	6	4	6	0
California Market Opportunity	6	7	0	4	6	4	6	0
California Value	6	3	0	4	6	4	6	0
California Value 2	6	3	0	4	6	4	6	0
California Performance Plus	6	7	0	4	6	4	6	0
California Premium Income	6	7	0	4	6	4	6	0
California Quality Income	6	7	0	4	6	4	6	0
California Select Quality	6	7	0	4	6	4	6	0
Connecticut Premium Income	6	7	0	4	6	4	6	1
Georgia Dividend Advantage 2	6	7	0	4	6	4	6	1
Maryland Premium Income	6	7	0	4	6	4	6	1
Massachusetts AMT-Free	6	7	0	4	6	4	6	1
Massachusetts Dividend Advantage	6	7	0	4	6	4	6	1
Massachusetts Premium Income	6	7	0	4	6	4	6	1
Missouri Premium Income	6	7	0	4	6	4	6	1

C-1

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee Meeting
New Jersey Dividend Advantage	6	7	0	4	6	4	6	0
New Jersey Dividend Advantage 2	6	7	0	4	6	4	6	0
New Jersey Investment Quality	6	7	0	4	6	4	6	0
New Jersey Value	6	3	0	4	6	4	6	0
New Jersey Premium Income	6	7	0	4	6	4	6	0
North Carolina Premium Income	6	7	0	4	6	4	6	1
Pennsylvania Value	6	3	0	4	6	4	6	0
Pennsylvania Dividend Advantage	6	7	0	4	6	4	6	0
Pennsylvania Dividend Advantage 2	6	7	0	4	6	4	6	0
Pennsylvania Investment Quality	6	7	0	4	6	4	6	0
Pennsylvania Premium Income 2	6	7	0	4	6	4	6	0
Texas Quality Income	6	7	0	4	6	4	6	0
Virginia Premium Income	6	7	0	4	6	4	6	1

C-2

APPENDIX D

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under PCAOB AU 380, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rule 3526, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

9.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

10.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

11.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

12.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

13.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

14.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

15.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

16.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

17.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

18.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

19.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

20.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

21.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

22.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

23.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

24.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

25.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

26.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

27.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

28.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

29.	Undertaking an annual review of the performance of the Audit Committee.

30.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JFR1112

NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 14, 2012	PROXY

COMMON SHARES

The Annual Meeting of Shareholders will be held Wednesday, November 14, 2012 at 11:00 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on November 14, 2012, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature
2012
Date NUV_23961_Com_092812

FUNDS	FUNDS	FUNDS
Nuveen Floating Rate Income Fund	Nuveen Floating Rate Income Opportunity Fund	Nuveen Senior Income Fund
Nuveen Short Duration Credit Opportunities Fund	Nuveen CA AMT-Free Municipal Income Fund	Nuveen CA Dividend Advantage Municipal Fund
Nuveen CA Dividend Advantage Municipal Fund 2	Nuveen CA Dividend Advantage Municipal Fund 3	Nuveen CA Investment Quality Municipal Fund, Inc.
Nuveen CA Municipal Market Opportunity Fund, Inc.	Nuveen CA Municipal Value Fund, Inc.	Nuveen CA Municipal Value Fund 2
Nuveen CA Performance Plus Municipal Fund, Inc.	Nuveen CA Premium Income Municipal Fund	Nuveen CA Quality Income Municipal Fund, Inc.
Nuveen CA Select Quality Municipal Fund, Inc.	Nuveen CT Premium Income Municipal Fund	Nuveen GA Dividend Advantage Municipal Fund 2
Nuveen MD Premium Income Municipal Fund	Nuveen MA AMT-Free Municipal Income Fund	Nuveen MA Dividend Advantage Municipal Fund
Nuveen MA Premium Income Municipal Fund	Nuveen MO Premium Income Municipal Fund	Nuveen NJ Dividend Advantage Municipal Fund
Nuveen NJ Dividend Advantage Municipal Fund 2	Nuveen NJ Investment Quality Municipal Fund, Inc.	Nuveen NJ Municipal Value Fund
Nuveen NJ Premium Income Municipal Fund, Inc.	Nuveen NC Premium Income Municipal Fund	Nuveen PA Dividend Advantage Municipal Fund
Nuveen PA Dividend Advantage Municipal Fund 2	Nuveen PA Investment Quality Municipal Fund	Nuveen PA Premium Income Municipal Fund 2
Nuveen PA Municipal Value Fund	Nuveen TX Quality Income Municipal Fund	Nuveen VA Premium Income Municipal Fund

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS.

To vote each proposal separately, completely fill in the boxes below in blue or black ink. Example:   ¢

(proxies marked in the box above and any box below will not be voted and will be returned to the shareholder)

1a.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. John P. Amboian	02. Robert P. Bremner	03. Jack B. Evans	04. David J. Kundert
05. Judith M. Stockdale	06. Carole E. Stone	07. Virginia L. Stringer	08. Terence J. Toth

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Nuveen CA Investment Quality Municipal Fund, Inc.	☐	☐	☐	02 Nuveen CA Municipal Market Opportunity Fund, Inc.	☐	☐	☐
03 Nuveen CA Performance Plus Municipal Fund, Inc.	☐	☐	☐	04 Nuveen CA Quality Income Municipal Fund, Inc.	☐	☐	☐
05 Nuveen CA Select Quality Municipal Fund, Inc.	☐	☐	☐	06 Nuveen NJ Investment Quality Municipal Fund, Inc.	☐	☐	☐
07 Nuveen NJ Premium Income Municipal Fund, Inc.	☐	☐	☐

1b.	Election of Board Members – Class III: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Robert P. Bremner	02. Jack B. Evans	03. William J. Schneider

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nuveen CA Municipal Value Fund, Inc.	☐	☐	☐

1c.	Election of Board Members – Class III: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Robert P. Bremner	02. Jack B. Evans

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Nuveen CA AMT-Free Municipal Income Fund	☐	☐	☐	02 Nuveen CA Dividend Advantage Municipal Fund	☐	☐	☐
03 Nuveen CA Dividend Advantage Municipal Fund 2	☐	☐	☐	04 Nuveen CA Dividend Advantage Municipal Fund 3	☐	☐	☐
05 Nuveen CA Premium Income Municipal Fund	☐	☐	☐	06 Nuveen CT Premium Income Municipal Fund	☐	☐	☐
07 Nuveen GA Dividend Advantage Municipal Fund 2	☐	☐	☐	08 Nuveen MD Premium Income Municipal Fund	☐	☐	☐
09 Nuveen MA AMT-Free Municipal Income Fund	☐	☐	☐	10 Nuveen MA Dividend Advantage Municipal Fund	☐	☐	☐
11 Nuveen MA Premium Income Municipal Fund	☐	☐	☐	12 Nuveen MO Premium Income Municipal Fund	☐	☐	☐
13 Nuveen NJ Dividend Advantage Municipal Fund	☐	☐	☐	14 Nuveen NJ Dividend Advantage Municipal Fund 2	☐	☐	☐
15 Nuveen NC Premium Income Municipal Fund	☐	☐	☐	16 Nuveen PA Dividend Advantage Municipal Fund	☐	☐	☐
17 Nuveen PA Dividend Advantage Municipal Fund 2	☐	☐	☐	18 Nuveen PA Investment Quality Municipal Fund	☐	☐	☐
19 Nuveen PA Premium Income Municipal Fund 2	☐	☐	☐	20 Nuveen TX Quality Income Municipal Fund	☐	☐	☐
21 Nuveen VA Premium Income Municipal Fund	☐	☐	☐

1d.	Election of Board Members – Class III: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Robert P. Bremner	02. Jack B. Evans	03. William J. Schneider

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Nuveen Floating Rate Income Fund	☐	☐	☐	02 Nuveen Floating Rate Income Opportunity Fund	☐	☐	☐
03 Nuveen Senior Income Fund	☐	☐	☐	04 Nuveen Short Duration Credit Opportunities Fund	☐	☐	☐
05 Nuveen CA Municipal Value Fund 2	☐	☐	☐	06 Nuveen NJ Municipal Value Fund	☐	☐	☐
07 Nuveen PA Municipal Value Fund	☐	☐	☐

2a.	To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen CA Dividend Advantage Municipal Fund 2	☐	☐	☐	02 Nuveen MA Premium Income Municipal Fund	☐	☐	☐
03 Nuveen NJ Dividend Advantage Municipal Fund 2	☐	☐	☐

2b.	To approve a new fundamental investment policy relating to the Fund’s ability to make loans.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen CA Dividend Advantage Municipal Fund 2	☐	☐	☐	02 Nuveen MA Premium Income Municipal Fund	☐	☐	☐
03 Nuveen NJ Dividend Advantage Municipal Fund 2	☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual

Meeting of Shareholders to Be Held on November 14, 2012.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/nuv-23961

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_23961_Com_092812

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on November 14, 2012

Please detach at perforation before mailing.

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 14, 2012	PROXY

PREFERRED SHARES

The Annual Meeting of Shareholders will be held Wednesday, November 14, 2012 at 11:00 a.m. Central time, in the offices Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on November 14, 2012, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature
2012
Date	NVX_23961_PreC_092812

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual

Meeting of Shareholders to Be Held on November 14, 2012.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/nuv-23961

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1c.	Election of Board Members:		FOR	WITHHOLD	FOR ALL
	Class III:	Preferred Shares Only:	ALL	ALL	EXCEPT
	01. Robert P. Bremner	03. William C. Hunter	☐	☐	☐
	02. Jack B. Evans	04. William J. Schneider

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

			FOR	AGAINST	ABSTAIN
2a.	To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.		☐	☐	☐

2b.	To approve a new fundamental investment policy relating to the Fund’s ability to make loans.		☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

23961_PreC-NR_092812